EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Murray H. Dashe, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Cost Plus, Inc. on Form 10-Q for the fiscal quarter ended November 2, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cost Plus, Inc.

By:	/s/ Murray H. Dashe
Name:	Murray H. Dashe
Title:	Chairman, Chief Executive Officer and President

I, John J. Luttrell, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Cost Plus, Inc. on Form 10-Q for the fiscal quarter ended November 2, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cost Plus, Inc.

By:	/s/ John J. Luttrell
Name:	John J. Luttrell
Title:	Senior Vice President, Chief Financial Officer